UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

LL FLOORING HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33767	27-1310817
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4901 Bakers Mill Lane, Richmond, Virginia 23230

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 29, 2024, LL Flooring Holdings, Inc. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with Live Ventures Incorporated, a Nevada corporation, and Isaac Capital Group LLC, a Delaware limited liability company (collectively, the “Live Parties”).

Pursuant to the Cooperation Agreement, the Live Parties irrevocably withdrew their notice to nominate three (3) individuals to stand for election to the Company’s board of directors (the “Board”) at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). Subject to the satisfaction of certain conditions precedent provided for in the Cooperation Agreement, if ten (10) business days prior to the end of the Cooperation Period (as defined below) the Company has not entered into a definitive agreement with the Live Parties for the acquisition of the Company or the Company has not consummated certain extraordinary transactions with a third party, then the Board will increase the size of the Board by one (1) Class I director position and (i) appoint one (1) independent director selected by the Live Parties who is not affiliated with the Live Parties and who is reasonably acceptable to the Board to serve as a Class I director (the “New Director”) and (ii) nominate the New Director for election at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”). In addition, the Cooperation Agreement also provides that subject to the satisfaction of certain conditions precedent, if, following the appointment of the New Director, there is a vacancy occurring on the Board prior to the 2026 annual meeting of stockholders (the “2026 Annual Meeting”), then the Company will collaborate in good faith with the Live Parties to fill such vacancy, provided that any decision to fill such vacancy and the identity of any new director will be in the sole discretion of the Board at the 2025 Annual Meeting.

Under the terms of the Cooperation Agreement, through the date that is the earlier of (i) thirty (30) calendar days prior to the notice deadline under the Company’s Second Amended and Restated Bylaws for the nomination of non-proxy access director candidates for election to the Board at the Company’s 2025 Annual Meeting and (ii) one hundred twenty (120) days prior to the first anniversary of the date that the Company’s proxy statement was released to stockholders in connection with the 2024 Annual Meeting (the “Cooperation Period”), the Live Parties have agreed to customary standstill restrictions, certain voting commitments, including supporting each director nominated and recommended by the Board for election at the 2024 Annual Meeting, and the parties agreed to a customary mutual non-disparagement provision. The Cooperation Period will be extended until thirty (30) calendar days prior to the nomination deadline for the 2026 Annual Meeting if the New Director is elected to the Board.

The foregoing description of the Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Cooperation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 29, 2024, the Company issued a press release announcing an update on its strategic alternatives review process, the entry into the Cooperation Agreement and related matters. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Cooperation Agreement, dated as of April 29, 2024, by and among Live Ventures Incorporated, a Nevada corporation, Isaac Capital Group LLC, a Delaware limited liability company, and LL Flooring Holdings, Inc., a Delaware corporation

99.1	Press Release, dated April 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LL FLOORING HOLDINGS, INC.

Date: April 29, 2024

	By:	/s/ Alice G. Givens
Alice G. Givens
Chief Legal, Ethics and Compliance Officer and Corporate Secretary

Important Additional Information and Where to Find It

LL Flooring Holdings, Inc. (the “Company”) plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). Prior to the 2024 Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2024 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website https://investors.llflooring.com/overview/default.aspx or by contacting Saratoga by phone at (888) 368-0379 or (212) 257-1311 or by email at info@saratogaproxy.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2024 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom own in excess of one percent (1%) of the Company’s shares (other than Charles E. Tyson), and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2024 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2023 annual meeting of stockholders (the “2023 Proxy Statement”), filed with the SEC on April 3, 2023. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2023 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.